Exhibit 10.1

SUPPLEMENTAL AGREEMENT NO. 1

TO THE SHARE EXCHANGE AGREEMENT

DATED AUGUST 25, 2025

This Supplemental Agreement (the “Amendment”) is executed as of August 25, 2025 by and between:

1.  MultiMetaVerse Holdings Limited, a British Virgin Islands business company (“Purchaser”), acting through its duly authorized representative; and

2.  The parties listed as Transferors in the Original Agreement (collectively, “Transferors”), each being a shareholder of record as of the signing date.

RECITALS

A. The Parties entered into the Share Exchange Agreement dated November 26 , 2024 (the “Original Agreement”) to facilitate the acquisition of Bowong AI Limited shares by Purchaser through a share-for-share exchange mechanism;

B. The Parties mutually desire to amend certain provisions in light of evolving regulatory requirements and market conditions, specifically addressing :

(i) timeline adjustments due to delayed regulatory approvals,

(ii) consideration re-calibration reflecting current valuation benchmarks, and

(iii) enhanced representations for transaction certainty.

AGREEMENT

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which are acknowledged), the Parties agree as follows:

1. INTERPRETATION

1.1 Defined Terms. Capitalized terms not defined herein shall retain their meanings as defined in the Original Agreement, with the exception of “Long Stop Date” which shall be construed in accordance with Section 2.1(ii) hereof.

1.2 Precedence. In the event of any conflict, the terms of this Amendment shall supersede those of the Original Agreement, provided that all non-conflicting terms shall remain in full force and effect.

2. AMENDMENTS

2.1 Completion Timeline (Amendment to Section 4.1)

The Parties hereby agree to:

(i) Delete in its the NASDAQ listing condition (formerly Clause 4.1(e)), recognizing that such condition is no longer commercially practicable given current capital market conditions;

(ii) Change the Long Stop Date to September 30, 2025, notwithstanding any other Conditions Precedent, with time being of the essence. Should Completion not occur by this date due to Purchaser’s default, transferors shall have the right to terminate under Section 8.2 of the Original Agreement or by other date by consent by Parties.

2.2 Consideration Adjustment (Amendment to Section 3 & Schedule I)

The Consideration Shares shall be adjusted in accordance with the following schedule:

Revised Schedule:

TRANSFEROR	TARGET SHARES	CONSIDERATION SHARES
Yunwen Holding Limited	60.75%	20,804,795
LJN (BVI) Limited	13.50%	11,095,890
XCH (BVI) Limited	10.00%	8,219,178
WJH (BVI) Limited	7.875%	2,696,918
YJZ (BVI) Limited	7.875%	2,696,918
Total	100%	45,513,699

2.3 Representations & Warranties (Amendment to Schedules II-III)

●  Transferors reaffirm all intellectual property rights are duly registered and free from disputes (Schedule II.9), attaching updated patent schedules as Exhibit A;

●  Purchaser confirms its capacity to issue shares in compliance with BVI law (Schedule III.5), including board resolutions authorizing this Amendment as Exhibit B.

3. MISCELLANEOUS

3.1 Governing Law. This Amendment shall be governed by the laws of Hong Kong SAR, with specific reference to the Companies Ordinance (Cap. 622) for share issuance matters.

3.2 Dispute Resolution. Claims shall be resolved through expedited arbitration administered by HKIAC under its 2021 Rules, with hearings conducted in English at HK.

3.3 Execution. This Amendment may be executed in counterparts, including electronic signatures under the Electronic Transactions Ordinance (Cap. 553), with all counterparts constituting one instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written.

Purchaser:

MultiMetaVerse Holdings Limited

By:
Name:	Yiran Xu
Title:	CEO

Transferors:

Yunwen Holding Limited

By:
Name:	Yingbo Liu
Title:	Director

LJN (BVI) Limited

By:
Name:	Jianing Li
Title:	Director

WJH (BVI) Limited

By:
Name:	Jianhua Wu
Title:	Director

YJZ (BVI) Limited

By:
Name:	Jizhen Yin
Title:	Director

XCH (BVI) Limited

By:
Name:	Caihong Xu
Title:	Director